                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 30, 1999


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                                     1-7541                               13-1938568
-----------------------------------------          ----------------------------        ----------------------------------
    (State or other jurisdiction of                        (Commission                         (I.R.S. Employer
             incorporation)                               File Number)                        Identification No.)

         225 Brae Boulevard, Park Ridge, New Jersey                                                     07656-0713
-------------------------------------------------------------                                     -----------------------
(Address of principal executive offices)                                                                (Zip Code)

Registrant's telephone number, including area code (201) 307-2000


                                 Not Applicable


         (Former name or former address, if changed since last report.)

                               Page 1 of 29 pages.
                         The Exhibit Index is on page 2.

ITEM 5.  OTHER EVENTS.

The exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-80545) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an indenture dated as of December 1, 1994, between Hertz and First Union National Bank (formerly First Fidelity Bank, National Association), as trustee, an indenture dated as of June 1, 1989, between Hertz and The Bank of New York, as trustee and an indenture dated as of July 1, 1993, between Hertz and Citibank, N.A., as trustee.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                  (1)(a) Form of Pricing Agreement (including Underwriting Agreement Basic Provisions).


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE HERTZ CORPORATION
                                                  (Registrant)



                                             By:   /s/ PAUL J. SIRACUSA
                                                   -----------------------------
                                                   Paul J. Siracusa
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



Dated:  July 30, 1999

                                  EXHIBIT INDEX


          Exhibit No.                                            Description                   Page
          -----------                                            -----------                   ----
               1(a)                 Form of Pricing Agreement (including Underwriting
                                    Agreement Basic Provisions)                                 __